UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2013

Rush Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

Not Applicable
______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     On March 15th and 18th, 2013, the Board of Directors (the “Board”) of Rush Enterprises, Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Company (the “Compensation Committee”), approved the following compensation payments to the Company’s named executive officers (as defined in the Company’s Proxy Statement for the Annual Meeting of Stockholders held on May 15, 2012):

Cash Bonus Payments

After a review of competitive market data and the Company’s operating results for the 2012 fiscal year, the Compensation Committee approved the following cash bonus payments:

Name / Title	Cash Bonus

W. M. “Rusty” Rush President, Chief Executive Officer and Director	$1,500,000

W. Marvin Rush Chairman and Director	$430,000

Martin A. Naegelin, Jr. Executive Vice President	$274,000

David C. Orf Senior Vice President – Marketing, Fleets and Specialized Equipment	$238,000

Steven L. Keller Senior Vice President – Chief Financial Officer and Treasurer	$225,000

     The cash bonuses for Messrs. Naegelin, Orf and Keller were paid on March 15, 2013. The cash bonuses for W. Marvin Rush and W.M. “Rusty” Rush will be paid on March 21, 2013.

Stock Option Grants

The Compensation Committee approved the following stock options exercisable for shares of the Company’s Class A common stock (the “Stock Options”):

Name / Title	Stock Options (#)

W. M. “Rusty” Rush President, Chief Executive Officer and Director	37,500

W. Marvin Rush Chairman and Director	-

Martin A. Naegelin, Jr. Executive Vice President	15,000

David C. Orf Senior Vice President – Marketing, Fleets and Specialized Equipment	10,725

Steven L. Keller Senior Vice President – Chief Financial Officer and Treasurer	10,000

The Stock Options were granted under the Rush Enterprises, Inc. 2007 Long-Term Incentive Plan (the “Plan”). The Stock Options were granted to Messrs. Naegelin, Orf and Keller on March 15, 2013, and to W. Marvin Rush and W.M. “Rusty” Rush on March 18, 2013. The Stock Options have an exercise price equal to the closing sale price of the Company’s Class A common stock on the date of grant and will vest in three equal annual installments beginning on the third anniversary of the date of grant. Additional terms and conditions applicable to the Stock Options are set forth in the Form of Rush Enterprises, Inc. 2007 Long-Term Incentive Plan Stock Option Agreement attached as Exhibit 4.4 to the Company’s Form S-8 filed with the Securities Exchange Commission on July 24, 2007.

Restricted Stock Unit Awards

The Compensation Committee approved the following restricted stock unit awards (the “RSU Awards”):

Name / Title	RSU Awards (#)

W. M. “Rusty” Rush President, Chief Executive Officer and Director	30,000

W. Marvin Rush Chairman and Director	33,000

Martin A. Naegelin, Jr. Executive Vice President	12,000

David C. Orf Senior Vice President – Marketing, Fleets and Specialized Equipment	8,580

Steven L. Keller Senior Vice President – Chief Financial Officer and Treasurer	8,000

The RSU Awards were granted under the Plan. The RSU Awards were granted to Messrs. Naegelin, Orf and Keller on March 15, 2013, and to W. Marvin Rush and W.M. “Rusty” Rush on March 18, 2013. The RSU Awards entitle the grantee to receive shares of the Company’s Class B common stock upon satisfaction of the vesting conditions. The RSU Awards will vest in three equal installments beginning on the first anniversary of the date of grant. Additional terms and conditions applicable to the RSU Awards are set forth in the Form of Rush Enterprises, Inc. 2007 Long-Term Incentive Plan Restricted Stock Unit Agreement, attached as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities Exchange Commission on March 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC

By:	/s/ Derrek Weaver
Senior Vice President, General Counsel and
Corporate Secretary

Dated: March 19, 2013